Exhibit 99.1

News Release

Magma Reports Revenue of $214.4 million for Fiscal 2008, 20.4 Percent above Prior Year

Q4 revenue of $55.0 million is 9.7 percent above year-ago period

SAN JOSE, Calif., May 1, 2008 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of chip design software, today reported revenue of $55.0 million for its fourth quarter and $214.4 million for its 2008 fiscal year, both ended April 6, 2008.

“We reached major market and financial milestones this year,” said Rajeev Madhavan, chairman and CEO of Magma. “Revenue grew more than 20 percent, new products established greater traction, and products released toward the end of the year were well received.”

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(7.2) million, or $(0.17) per share (basic and diluted), for the fourth quarter, compared to a net loss of $(24.5) million, or $(0.65) per share (basic and diluted), for the year-ago fourth quarter. For fiscal 2008 Magma reported a GAAP net loss of $(30.8) million, or $(0.76) per share (basic and diluted), compared to a net loss of $(61.2) million, or $(1.67) per share (basic and diluted), for fiscal 2007.

Non-GAAP Results

Magma’s non-GAAP net income was $8.0 million for the quarter, or $0.17 per share (diluted), which compares to non-GAAP net income of $3.7 million, or $0.09 per share (diluted), for the year-ago fourth quarter. For fiscal 2008 Magma’s non-GAAP net income was $27.1 million, or $0.58 per share (diluted), compared to the company’s non-GAAP net income of $9.0 million, or $0.22 per share (diluted), for the year-ago fiscal year.

Non-GAAP net income for the fourth quarter and full fiscal year of fiscal 2008 excludes the effects of amortization of developed technology, amortization of intangible assets, stock-based compensation, in-process research and development expenses, debt discount accretion, charges associated with losses in equity investments, restructuring charges, acquisition-related expenses and the tax effects of these adjustments. Non-GAAP net income for the fourth quarter and full fiscal year of fiscal 2007 excludes the effects of amortization of developed technology, amortization of intangible assets, stock-based compensation, in-process research and developed technology, litigation settlement and related legal expenses, expenses associated with lease amendment and related headquarter office relocation, net gain on exchange of convertible notes, debt discount accretion, acquisition-related expenses, cumulative effect of change in accounting principle, charges associated with losses in equity investments and the tax effects of these adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release.

In the fourth quarter Magma generated cash flow from operations of approximately $2.6 million. The company generated $1.4 million free cash flow (defined as cash flow from operations less capital expenditures).

Business Outlook

For Magma’s fiscal 2009 first quarter, ending Aug. 3, 2008, the company expects total revenue in the range of $50.0 million to $51.5 million. GAAP net loss per share is expected to be in the range of $(0.38) to $(0.36) and non-GAAP earnings per share (EPS) are expected to be in the range of $0.07 to $0.09. A schedule showing a reconciliation of the projected non-GAAP EPS to GAAP EPS results is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online in the Investor Relations section of the Magma website.

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effect of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, stock-based compensation, in-process research and development expenses, debt discount accretion, charges associated with losses in equity investments, acquisition-related expenses, litigation settlement and related legal expenses, expenses associated with lease amendment and related headquarter office relocation, net gain on exchange of convertible notes, and the tax effects of its non-GAAP adjustments (yielding a non-GAAP effective tax rate of 22.0 percent for fiscal 2008) and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses. The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, bundled licenses and services; (3) cost of revenue, services; (4) operating expenses, research and development; (5) operating expenses, in-process research and development; (6) operating expenses, sales and marketing; (7) operating expenses, general and administrative; (8) operating expenses, amortization of intangible assets; (9) operating expenses, restructuring charge; (10) other income (expense), net; (11) cumulative effect of change in accounting principle; (12) tax effect; and (13) net income (loss) per share. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, to make more consistent and meaningful evaluations of Magma’s operating expenses. Similarly, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets, including both internal targets and publicly announced targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as stock-based compensation relating to stock grants and acquisition related charges, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

Conference Call

Magma will discuss the financial results for the recently completed quarter and year, along with forward-looking guidance, during a live earnings call today at 2 p.m. PDT, available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/medialist.cfm. To listen live via telephone, call either of the numbers below:

U.S. & Canada: (877) 502-9272

Elsewhere:        (913) 981-5597

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/medialist.cfm through May 8, 2008. Those without Internet access may listen to a replay of the call by telephone until 11:59 p.m. PDT on May 8 by calling:

U.S. & Canada: (888) 203-1112, code #8572405

Elsewhere:        (719) 457-0820, code #8572405

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section and in quotations from Magma’s management. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; a potential failure of customers to adopt, or to adopt at a sufficiently fast rate, 65-nanometer and smaller design geometries on a large scale; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov), including its Form 10-Q for the fiscal quarter ended Jan. 6, 2008. Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s software for designing integrated circuits (ICs) is used to create complex, high-performance chips required in cellular telephones, electronic games, WiFi, MP3 players, DVD/digital video, networking, automotive electronics and other electronic applications. Magma’s EDA software for IC implementation, analysis, physical verification, circuit simulation and characterization is recognized as embodying the best in semiconductor technology, enabling the world’s top chip companies to “Design Ahead of the Curve”(tm) while reducing design time and costs. Magma is headquartered in San Jose, Calif., with offices around the world. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “Design Ahead of the Curve” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	April 6, 2008	April 1, 2007
ASSETS
Current assets:
Cash and cash equivalents	$46,970	$45,338
Restricted cash	—	4,997
Short-term investments	3,000	10,700
Accounts receivable, net	38,310	41,086
Prepaid expenses and other current assets	5,244	4,126

Total current assets	93,524	106,247
Long-term investments	17,538	—
Property and equipment, net	15,553	17,866
Intangibles, net	40,436	56,874
Goodwill	64,877	48,499
Restricted cash	—	4,700
Deferred tax assets	6,901	—
Other assets	5,467	5,460

Total assets	$244,296	$239,646

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,971	$7,442
Accrued expenses	29,866	53,254
Deferred revenue, current	25,254	28,417
Convertible notes, current	15,216	—

Total current liabilities	74,307	89,113
Convertible subordinated notes, net	48,518	63,077
Line of credit	—	3,000
Long-term tax liabilities	11,869	—
Other long-term liabilities	2,374	1,689

Total liabilities	137,068	156,879

Stockholders’ equity:
Common stock	5	4
Additional paid-in capital	374,183	310,825
Accumulated deficit	(229,479)	(197,808)
Treasury stock at cost	(32,697)	(29,162)
Accumulated other comprehensive loss	(4,784)	(1,092)

Total stockholders’ equity	107,228	82,767

Total liabilities and stockholders’ equity	$244,296	$239,646

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	April 6, 2008	April 1, 2007	April 6, 2008	April 1, 2007
Revenue:
Licenses	$35,821	$30,863	$139,062	$101,991
Bundled licenses and services	10,358	10,648	40,515	42,925
Services	8,835	8,627	34,842	33,237

Total revenue	55,014	50,138	214,419	178,153

Cost of revenue:
Licenses	4,862	6,852	19,151	24,125
Bundled licenses and services	2,429	3,116	9,474	12,935
Services	5,355	4,815	20,729	17,519

Total cost of revenue	12,646	14,783	49,354	54,579

Gross profit	42,368	35,355	165,065	123,574

Operating expenses:
Research and development	20,382	16,909	76,920	63,625
In-process research and development	1,600	—	2,256	1,300
Sales and marketing	17,331	16,708	70,711	60,041
General and administrative	7,139	25,702	31,576	55,370
Amortization of intangible assets	1,735	2,276	8,043	11,011
Restructuring charge	—	—	291	—

Total operating expenses	48,187	61,595	189,797	191,347

Operating loss	(5,819)	(26,240)	(24,732)	(67,773)

Other income (expense):
Interest income	511	548	2,021	2,729
Interest expense	(593)	(274)	(2,467)	(723)
Gain on extinguishment of debt	—	—	—	4,809
Other income (expense), net	(642)	1,378	(591)	454

Total other income, (expense) net	(724)	1,652	(1,037)	7,269

Net loss before income taxes	(6,543)	(24,588)	(25,769)	(60,504)
Provision for (benefit from) income taxes	685	(98)	5,066	1,002

Net loss before cumulative effect of change in accounting principle	(7,228)	(24,490)	(30,835)	(61,506)
Cumulative effect of change in accounting principle	—	—	—	321

Net loss	$(7,228)	$(24,490)	$(30,835)	$(61,185)

Net loss per share – basic and diluted	$(0.17)	$(0.65)	$(0.76)	$(1.67)

Shares used in calculation:
Basic and diluted	42,265	37,557	40,518	36,605

Reconciliation of Fourth Quarter and Fiscal Year GAAP and Non-GAAP Financial Results

	Three Months Ended		Twelve Months Ended
(in thousands)	April 6, 2008	April 1, 2007	April 6, 2008	April 1, 2007
Statement of Operations Reconciliation
GAAP net loss	$(7,228)	$(24,490)	$(30,835)	$(61,185)
Cost of license revenue
Amortization of developed technology	4,567	6,631	18,079	23,368
Royalties	—	—	245	—

	4,567	6,631	18,324	23,368
Cost of bundled license and services revenue
Amortization of developed technology	1,043	1,808	4,156	7,770
Stock-based compensation	80	57	326	267

	1,123	1,865	4,482	8,037
Cost of service revenue
Stock-based compensation	323	222	1,354	986
Research and development
Stock-based compensation	2,358	1,123	8,050	5,880
Acquisition related expenses	773	425	2,677	2,797

	3,131	1,548	10,727	8,677
In-process research and development	1,600	—	2,256	1,300
Sales and marketing
Stock-based compensation	1,463	794	5,235	3,851
General and administrative
Stock-based compensation	1,277	1,060	5,459	4,580
Litigation settlement and related legal expense	—	14,456	1,632	14,456
Expenses associated with lease amendment and headquarter office relocation	—	1,864	—	1,864

	1,277	17,380	7,091	20,900
Amortization of intangible assets	1,735	2,276	8,043	11,011
Restructuring charges	—	—	291	—
Other income (expense)
Net gain on exchange or repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	(1,723)	—	(6,532)
Debt discount accretion	538	45	2,183	45
Loss on equity investments	45	165	480	605

	583	(1,513)	2,663	(5,882)
Cumulative effect of change in accounting principle		—	—	(321)
Tax effect	(588)	(1,016)	(2,567)	(1,699)

Non-GAAP net income	$7,986	$3,697	$27,064	$9,043

Reconciliation of Fourth Quarter and Fiscal Year GAAP and Non-GAAP Financial Results

	Three Months Ended		Twelve Months Ended
	April 6, 2008	April 1, 2007	April 6, 2008	April 1, 2007
Earnings/(Loss) Per Share Reconciliation
GAAP net loss	$(0.17)	$(0.65)	$(0.76)	$(1.67)
Cost of license revenue
Amortization of developed technology	0.11	0.18	0.45	0.64
Royalties	—	—	0.01	—

	0.11	0.18	0.46	0.64
Cost of bundled license and services revenue
Amortization of developed technology	0.02	0.05	0.10	0.21
Stock-based compensation	—	—	0.01	0.01

	0.02	0.05	0.11	0.22
Cost of service revenue
Stock-based compensation	0.01	0.01	0.03	0.03
Research and development
Stock-based compensation	0.06	0.03	0.20	0.16
Acquisition related expenses	0.02	0.01	0.06	0.08

	0.08	0.04	0.26	0.24
In-process research and development	0.04	—	0.06	0.04
Sales and marketing
Stock-based compensation	0.03	0.02	0.13	0.10
General and administrative
Stock-based compensation	0.03	0.03	0.13	0.13
Litigation settlement and related legal expense	—	0.38	0.04	0.39
Expenses associated with lease amendment and headquarter office relocation	—	0.05	—	0.05

	0.03	0.46	0.17	0.57
Amortization of intangible assets	0.04	0.06	0.20	0.30
Restructuring charges	—	—	0.01	—
Other income (expense)
Net gain on exchange or repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	(0.05)	—	(0.18)
Debt discount accretion	0.01	—	0.05	—
Loss on equity investments	—	0.01	0.01	0.02

	0.01	(0.04)	0.06	(0.16)
Cumulative effect of change in accounting principle	—	—	—	(0.01)
Tax effect	(0.01)	(0.03)	(0.06)	(0.05)

Non-GAAP net income	$0.19	$0.10	$0.67	$0.25

Non-GAAP net income (diluted)	$0.17	$0.09	$0.58	$0.22

Basic shares used in calculation	42,123	37,557	40,518	36,605
Diluted shares used in calculation*	47,533	42,144	46,868	40,799

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

MAGMA DESIGN AUTOMATION, INC.

AS OF APRIL 6, 2008

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET

INCOME PER SHARE AND NET INCOME

(Unaudited)

	Quarter Ending August 3, 2008	Year Ending May 3, 2009
GAAP diluted net loss per share	$ (0.38) to $ (0.36)	$ (1.25) to $ (1.20)
Amortization of developed technology and intangibles	$ 0.24	$ 0.89
Amortization of deferred stock-based compensation	$ 0.13	$ 0.51
Acquisition related expenses	$ 0.04	$ 0.13
Basic and diluted share count impact on EPS	$ 0.04	$ 0.22
Non-GAAP diluted net income per share	$ 0.07 to $0.09	$ 0.50 to $0.55

(in millions)	Quarter Ending August 3, 2008	Year Ending May 3, 2009
GAAP net loss	$ (16) to $ (15)	$ (52) to $ (49)
Amortization of developed technology and intangibles	$11	$45
Amortization of deferred stock-based compensation	$7	$26
Acquisition related expenses	$ 1	$6
Non-GAAP net income	$ 3 to $4	$25 to $28

LAVA-F

Contacts:

Magma Design Automation Inc.
Media:	Investors:
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
monical@magma-da.com	milan.lazich@magma-da.com